ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio
AST Lord Abbett Core Fixed Income Portfolio

Supplement dated December 9, 2016 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Statement of Additional Information (the SAI), and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

A.	AST Academic Strategies Asset Allocation Portfolio: New Subadvisory Arrangements

The Board of Trustees of the Trust has approved: (i) adding Morgan Stanley Investment Management Inc. (MSIM) as subadviser to the global macro sleeve of AST Academic Strategies Asset Allocation Portfolio (the Academic Portfolio); (ii) adding a style premia sleeve to the Academic Portfolio to be managed by AQR Capital Management, LLC (AQR) and removing the diversified arbitrage sleeve of the Academic Portfolio currently managed by AQR and CNH Partners, LLC (CNH); (iii) amending the subadvisory agreement with AQR and CNH to remove CNH as a subadviser to the Academic Portfolio; (iv) amending the subadvisory agreement with First Quadrant, L.P. (FQ) to remove the global macro sleeve of the Academic Portfolio; (v) terminating the subadvisory agreement with J.P. Morgan Investment Management, Inc. (J.P. Morgan) with respect to the long/short market neutral sleeve of the Academic Portfolio; (vi) revising the non-fundamental investment strategies of the Academic Portfolio; and (vii) and modifying the secondary blended benchmark of the Academic Portfolio.

These changes are expected to become effective on or about January 23, 2017. AlphaSimplex Group, LLC, CoreCommodity Management, LLC, Jennison Associates LLC, Pacific Investment Management Company, LLC, Western Asset Management Company/Western Asset Management Company, Limited, and Quantitative Management Associates LLC will continue to serve as the Academic Portfolio’s other subadvisers.

To reflect these changes, the SAI is revised as follows, effective on January 23, 2017:

I.	All references to CNH and J.P. Morgan with respect to the Academic Portfolio are hereby deleted from the SAI, solely as such disclosure pertains to the Academic Portfolio.

II.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Academic Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies Asset Allocation Portfolio	The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

III.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to AQR, CNH, J.P. Morgan and FQ with respect to the Academic Portfolio and substituting it with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Academic Strategies Asset Allocation Portfolio	AQR Capital Management, LLC	0.80% of average daily net assets
	First Quadrant, L.P.	0.65% of average daily net assets to $100 million; 0.55% of average daily net assets from $100 million to $200 million; and 0.50% of average daily net assets exceeding $200 million
	Morgan Stanley Investment Management, Inc. (Morgan Stanley)	0.55% of average daily net assets to $50 million; 0.525% of average daily net assets over $50 million to $200 million; and 0.50% of average daily net assets over $200 million.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to AQR, CNH, J.P. Morgan and FQ with respect to the Academic Portfolio and substituting it with the information set forth below:

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
AQR Capital Management, LLC.*	Andrea Frazzini, Ph.D., M.S.	35/$15,472,344,776	28/$15,270,460,165 19/$ 11,448,769,250	32/$12,693,120,847 7/$1,146,769,498	None
	Jacques A. Friedman, M.S.	46/$25,014,445,762	46/$22,073,150,062 33/$16,466,351,076	112/$52,992,970,073 33/$13,626,127,999	None
	Ronen Israel, MA	33/$17,743,427,295	66/$34,826,873,677 54/$27,609,325,559	62/$26,945,167,238 19/$7,963,626,285	None
	Michael Katz, Ph.D., A.M.	11/$8,938,601,515	24/$10,454,904,271 22/$9,629,824,960	4/$2,442,128,547 2/$587,602,856	None
First Quadrant, L.P.**	Dori Levanoni	3/$1,161,168,513.57	8/$481,459,939.48 6/$283,690,582.58	18/$11,657,616,548.86 6/$2,147,018,757.74	None
	Jeppe Ladekarl	2/$1,068,338,434.48	7/$396,038,916.32 5/$198,269,559.42	13/$10,578,117,102.09 3/$1,717,946,161.00	None
Morgan Stanley Investment Management Inc.*	Cyril Moullé-Berteaux	5/$729,870,561	5/$4,021,683,408	9/$4,949,655,098 3/$2,292,318,745	None
	Mark Bavoso	5/$729,870,561	2/$57,680,050	8/$4,851,060,421 3/$2,292,318,745	None
	Sergei Parmenov	4/$367,476,088	5/$4,021,683,408	8/$4,851,060,421 3/$2,292,318,745	None

* Information as of August 31, 2016.

** Information as of December 31, 2015.

B.	AST Lord Abbett Core Fixed Income Portfolio

 The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the AST Lord Abbett Core Fixed Income Portfolio listed below and substituting the following information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Lord Abbett Core Fixed Income Portfolio	The Manager has contractually agreed to waive 0.018% of its investment management fees through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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